UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10720 Sikes Place Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 708-6600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition

On November 11, 2011, MedCath Corporation (“MedCath”) issued a press release announcing the date of its earnings release for the results of operations for the fourth fiscal quarter and fiscal year ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 8, 2011, Medcath’s Board of Directors appointed James A. Parker, MedCath’s President and Chief Executive Officer to the Board of Directors of MedCath as a Class II director.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release dated November 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: November 14, 2011	By:	/s/ Lora Ramsey Lora Ramsey Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 11, 2011.